UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2008

Legg Mason Partners

Short-Term Investment
Grade Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was lackluster during the six-month reporting period ended June 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.8%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was -0.2%. First quarter 2008 GDP growth was a modest 0.9%. The advance estimate for second quarter 2008 GDP growth was 1.9%.

The debate continues as to whether or not the U.S. will fall into a recession. However, it is a moot point for many people, as the job market continues to weaken and soaring energy and food prices are tempering consumer spending. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first six months of 2008, and the unemployment rate rose to 5.5% in May, its highest level since October 2004. Oil prices surpassed $140 a barrel in June 2008, with the average price for a gallon of gas exceeding $4 for the first time ever.ii These factors, coupled with a sputtering housing market, contributed to the Consumer Confidence Index falling for the sixth consecutive month in June 2008, reaching its lowest level since 1992.iii

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iv to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds ratev from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. However, the Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meeting in June, the Fed held rates steady and stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

Legg Mason Partners Short-Term Investment Grade Bond Fund	I

Letter from the chairman continued

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period ended June 30, 2008, both short- and long-term Treasury yields experienced periods of volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a “flight to quality” during the first quarter of 2008, causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then moved higher in April, May and early June, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the six months ended June 30, 2008, two-year Treasury yields fell from 3.05% to 2.63%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 3.99%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi, returned a modest 1.13%.

Performance review

For the six months ended June 30, 2008, Class A shares of Legg Mason Partners Short-Term Investment Grade Bond Fund, excluding sales charges, returned -3.01%. The Fund’s new unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexvii, returned 2.14% over the same time frame. The Fund’s former unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-5 Year Indexviii, returned 1.88% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned -0.79% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 264 funds in the Fund’s Lipper category, and excluding sales charges.

II	Legg Mason Partners Short-Term Investment Grade Bond Fund

PERFORMANCE SNAPSHOT as of June 30, 2008 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Short-Term Investment Grade Bond Fund — Class A Shares	-3.01%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	2.14%
Citigroup Treasury/Government Sponsored/Credit 1-5 Year Index	1.88%
Lipper Short Investment Grade Debt Funds Category Average[1]	-0.79%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -3.28%, Class C shares returned -3.54% and Class I shares returned -3.02% over the six months ended June 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended June 30, 2008 for Class A, B, C and I shares were 3.76%, 3.22%, 3.20% and 4.32%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28. 2008, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.90%, 1.45%, 1.56% and 0.52%, respectively.

Special shareholder notice

Effective April 28, 2008, the Fund’s benchmark changed from the Citigroup Treasury/Government Sponsored/Credit 1-5 Year Index to the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index. The benchmark was changed because the Fund’s portfolio management team believes that the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index better reflects the composition of the Fund’s portfolio and investment strategies.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 264 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Short-Term Investment Grade Bond Fund	III

Letter from the chairman continued

and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the “Notes to financial statements” included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	Source: Bloomberg, 7/08.

iii	Source: The Conference Board, 7/08.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

viii	The Citigroup Treasury/Government Sponsored/Credit 1-5 Year Index is a broad measure of the performance of short-term U.S. Treasury and corporate fixed-income securities.

IV	Legg Mason Partners Short-Term Investment Grade Bond Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investment — June 30, 2008

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(3.01)%	$1,000.00	$969.90	1.00%	$4.90
Class B	(3.28)	1,000.00	967.20	1.55	7.58
Class C	(3.54)	1,000.00	964.60	1.60	7.82
Class I	(3.02)	1,000.00	969.80	0.50	2.45

[1]	For the six months ended June 30, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

2	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.89	1.00%	$5.02
Class B	5.00	1,000.00	1,017.16	1.55	7.77
Class C	5.00	1,000.00	1,016.91	1.60	8.02
Class I	5.00	1,000.00	1,022.38	0.50	2.51

[1]	For the six months ended June 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2008

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 36.3%
CONSUMER DISCRETIONARY — 3.3%
	Media — 2.9%
$2,400,000	Clear Channel Communications Inc., 4.250% due 5/15/09(a)	$2,316,478
1,500,000	Comcast Cable Communications, 6.875% due 6/15/09(a)	1,540,825
1,600,000	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11(a)	1,658,538
1,000,000	News America Holdings Inc., 9.250% due 2/1/13(a)	1,146,853
1,020,000	Time Warner Inc., 5.500% due 11/15/11(a)	1,005,766
620,000	Walt Disney Co., Senior Notes, 4.700% due 12/1/12(a)	624,518
	Total Media	8,292,978
	Multiline Retail — 0.4%
660,000	Federated Retail Holdings Inc., 5.350% due 3/15/12(a)	613,780
500,000	May Department Stores Co., Notes, 5.750% due 7/15/14(a)	452,013
	Total Multiline Retail	1,065,793
	TOTAL CONSUMER DISCRETIONARY	9,358,771
CONSUMER STAPLES — 0.5%
	Beverages — 0.3%
830,000	Diageo Capital PLC, 5.200% due 1/30/13(a)	831,785
	Tobacco — 0.2%
700,000	Philip Morris International Inc., 4.875% due 5/16/13(a)	688,365
	TOTAL CONSUMER STAPLES	1,520,150
ENERGY — 4.6%
	Oil, Gas & Consumable Fuels — 4.6%
1,440,000	Amerada Hess Corp., 6.650% due 8/15/11(a)	1,511,411
2,000,000	Anadarko Finance Co., Senior Notes, 6.750% due 5/1/11(a)	2,080,264
1,300,000	Apache Corp., Notes, 6.250% due 4/15/12(a)	1,367,217
1,000,000	ConocoPhillips, 4.750% due 10/15/12(a)	1,005,126
1,000,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11(a)	1,062,129
1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13(a)	1,018,706
1,170,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17(a)	1,134,825
1,700,000	Kinder Morgan Energy Partners LP, 6.750% due 3/15/11(a)	1,753,395
	Pemex Project Funding Master Trust:
218,000	4.076% due 6/15/10(a)(b)(c)	219,526
749,000	Senior Notes, 3.281% due 12/3/12(a)(b)(c)	734,956
1,000,000	XTO Energy Inc., 5.650% due 4/1/16(a)	992,860
	TOTAL ENERGY	12,880,415
FINANCIALS — 17.7%
	Capital Markets — 4.1%
1,540,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17(a)	1,524,435

See Notes to Financial Statements.

4	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Capital Markets — 4.1% continued
$3,500,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(a)(b)(d)	$2,435,720
480,000	Goldman Sachs Group Inc., 6.600% due 1/15/12(a)	493,961
	Kaupthing Bank HF:
560,000	7.625% due 2/28/15(c)(e)(f)	505,848
1,700,000	Notes, 5.750% due 10/4/11(a)(c)	1,377,257
1,650,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(a)(b)(d)	1,077,473
470,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17(a)	435,527
	Merrill Lynch & Co. Inc.:
	Medium-Term Notes:
1,000,000	4.250% due 2/8/10(a)	978,907
1,210,000	6.150% due 4/25/13(a)	1,173,933
1,000,000	Senior Notes, Medium-Term Notes, 6.050% due 8/15/12(a)	979,593
460,000	Morgan Stanley, Notes, 6.600% due 4/1/12(a)	468,075
	Total Capital Markets	11,450,729
	Commercial Banks — 5.0%
	Glitnir Banki HF:
2,000,000	Notes, 3.258% due 1/21/11(a)(b)(c)	1,599,662
300,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(c)	193,035
	Landsbanki Islands HF:
1,100,000	6.100% due 8/25/11(a)(c)	970,455
350,000	7.431% due 10/19/17(a)(b)(c)(d)	221,305
1,460,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(a)(b)(c)(d)	1,349,952
1,050,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17(a)(c)	971,407
1,140,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(a)(b)(c)(d)	801,719
230,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(a)(b)	183,202
610,000	TuranAlem Finance BV, Bonds, 4.283% due 1/22/09(a)(b)(c)	580,263
700,000	VTB Capital SA, Loan Participation Notes, 4.484% due 11/2/09(a)(b)(c)	689,500
1,840,000	VTB Capital SA for Vneshtorgbank, Loan Participation Notes, 3.384% due 8/1/08(a)(b)(c)	1,823,900
3,100,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/42(a)(b)	2,109,187
600,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36(a)	546,057
1,970,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(a)(b)(d)	1,960,182
	Total Commercial Banks	13,999,826

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2008

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 0.7%
$1,500,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(a)(b)	$1,388,922
790,000	Nelnet Inc., Notes, 7.400% due 9/29/36(a)(b)	516,829
	Total Consumer Finance	1,905,751
	Diversified Financial Services — 7.3%
1,400,000	AGFC Capital Trust I, 6.000% due 1/15/67(a)(b)(c)	1,112,678
1,300,000	Aiful Corp., Notes, 5.000% due 8/10/10(a)(c)	1,157,002
890,000	Bank of America Corp., Notes, 8.000% due 1/30/18(a)(b)(d)	835,167
800,000	Capmark Financial Group Inc., 5.875% due 5/10/12(a)	564,776
1,150,000	Countrywide Home Loans Inc., Unsecured Notes, 6.250% due 4/15/09(a)	1,133,055
	General Electric Capital Corp.:
400,000	Senior Notes, 5.625% due 5/1/18(a)	387,540
1,050,000	Subordinated Debentures, 6.375% due 11/15/67(a)(b)	994,809
1,700,000	IBM International Group Capital LLC, 5.050% due 10/22/12(a)	1,737,762
270,000	ILFC E-Capital Trust I, 5.900% due 12/21/65(a)(b)(c)	218,679
580,000	International Lease Finance Corp., Medium-Term Notes, 3.060% due 7/13/12(a)(b)	516,866
1,060,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 5.566% due 2/11/11(a)(b)(e)	1,080,522
850,000	Merna Reinsurance Ltd., Subordinated Notes, 4.551% due 7/7/10(a)(b)(c)	808,095
1,000,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(a)(b)(d)	868,099
	Residential Capital LLC:
4,571,000	8.500% due 5/15/10(a)(c)	3,862,495
3,872,000	9.625% due 5/15/15(a)(c)	1,897,280
	TNK-BP Finance SA:
1,850,000	6.875% due 7/18/11(a)(c)	1,826,875
100,000	Notes, 6.125% due 3/20/12(a)(c)	94,750
1,420,000	ZFS Finance USA Trust I, 3.926% due 12/15/65(a)(b)(c)	1,245,226
	Total Diversified Financial Services	20,341,676
	Real Estate Investment Trusts (REITs) — 0.6%
2,090,000	iStar Financial Inc., 5.650% due 9/15/11(a)	1,788,206
	TOTAL FINANCIALS	49,486,188
HEALTH CARE — 1.2%
	Health Care Equipment & Supplies — 0.7%
810,000	Baxter FinCo BV, 4.750% due 10/15/10(a)	819,643
1,100,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12(a)	1,081,571
	Total Health Care Equipment & Supplies	1,901,214

See Notes to Financial Statements.

6	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 0.5%
$1,000,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10(a)	$999,404
510,000	UnitedHealth Group Inc., 4.875% due 2/15/13(a)	493,999
	Total Health Care Providers & Services	1,493,403
	TOTAL HEALTH CARE	3,394,617
INDUSTRIALS — 2.0%
	Aerospace & Defense — 0.3%
950,000	United Technologies Corp., Senior Notes, 5.375% due 12/15/17(a)	950,987
	Air Freight & Logistics — 0.2%
520,000	United Parcel Service Inc., 4.500% due 1/15/13(a)	521,578
	Airlines — 0.8%
	Continental Airlines Inc., Pass-Through Certificates:
130,000	7.056% due 9/15/09(a)	126,425
795,753	6.900% due 1/2/18(a)	734,083
719,387	6.545% due 2/2/19(a)	658,239
564,471	6.703% due 6/15/21(a)	491,795
117,995	Northwest Airlines Inc., Pass-Through Certificates, 3.445% due 5/20/14(a)(b)	100,296
	Total Airlines	2,110,838
	Industrial Conglomerates — 0.7%
2,000,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11(a)	2,048,166
	TOTAL INDUSTRIALS	5,631,569
INFORMATION TECHNOLOGY — 0.7%
	IT Services — 0.7%
1,900,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09(a)	1,960,006
MATERIALS — 0.7%
	Metals & Mining — 0.7%
2,070,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17(a)	2,014,060
	Paper & Forest Products — 0.0%
80,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12(a)	82,461
	TOTAL MATERIALS	2,096,521
TELECOMMUNICATION SERVICES — 4.3%
	Diversified Telecommunication Services — 3.5%
1,300,000	Deutsche Telekom International Finance BV, 8.000% due 6/15/10(a)	1,375,874
1,500,000	France Telecom SA, Notes, 7.750% due 3/1/11(a)	1,589,520
1,300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10(a)	1,376,155
1,400,000	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09(a)	1,417,836
970,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11(a)	974,850

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2008

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Telecommunication Services — 3.5% continued
$1,500,000	Telecom Italia Capital SA, 3.353% due 2/1/11(a)(b)	$1,441,359
1,700,000	Telefonica Emisiones SAU, 3.114% due 2/4/13(a)(b)	1,615,495
	Total Diversified Telecommunication Services	9,791,089
	Wireless Telecommunication Services — 0.8%
1,290,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12(a)	1,278,097
870,000	Vodafone Group PLC, 5.350% due 2/27/12(a)	873,910
	Total Wireless Telecommunication Services	2,152,007
	TOTAL TELECOMMUNICATION SERVICES	11,943,096
UTILITIES — 1.3%
	Electric Utilities — 0.8%
1,580,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11(a)	1,622,453
600,000	Pacific Gas & Electric Co., Mortgage, 4.800% due 3/1/14(a)	585,365
	Total Electric Utilities	2,207,818
	Multi-Utilities — 0.5%
1,300,000	Dominion Resources Inc., Notes, 4.750% due 12/15/10(a)	1,309,078
	TOTAL UTILITIES	3,516,896
	TOTAL CORPORATE BONDS & NOTES (Cost — $108,348,769)	101,788,229
ASSET-BACKED SECURITIES — 5.7%
	Automobiles — 0.9%
1,500,000	Drive Auto Receivables Trust, 5.540% due 12/16/13(a)(c)	1,518,191
962,383	Wells Fargo Financial Auto Owner Trust, 4.280% due 5/15/12(a)	957,608
	Total Automobiles	2,475,799
	Home Equity — 3.8%
620,000	Ameriquest Mortgage Securities Inc., 2.813% due 1/25/36(a)(b)	585,965
	Countrywide Asset-Backed Certificates:
340,882	4.800% due 5/25/32(a)(b)	270,778
1,388,198	3.383% due 10/25/47(a)(b)	1,138,253
1,621,585	Countrywide Home Equity Loan Trust, 3.021% due 11/15/28(a)(b)	1,131,831
1,416,513	GSAMP Trust, 2.783% due 12/25/36(a)(b)(c)(e)	948,242
	GSRPM Mortgage Loan Trust:
2,039,089	2.783% due 3/25/35(a)(b)(c)(e)	1,630,945
2,601,767	2.883% due 3/25/37(a)(b)(c)(e)	1,794,257
	Long Beach Mortgage Loan Trust:
289,566	2.623% due 11/25/35(a)(b)	286,686
2,077,461	2.573% due 5/25/36(a)(b)	359,429
2,164,577	RAAC Series, 2.773% due 5/25/46(a)(b)(c)	757,602
1,354,604	SACO I Trust, 2.633% due 4/25/36(a)(b)	405,578

See Notes to Financial Statements.

8	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 3.8% continued
$1,391,812	Small Business Administration, 5.080% due 9/25/18(a)(b)	$1,468,648
	Total Home Equity	10,778,214
	Student Loan — 1.0%
2,790,000	Nelnet Student Loan Trust, 4.100% due 4/25/24(a)(b)(e)	2,797,254
	TOTAL ASSET-BACKED SECURITIES (Cost — $22,561,651)	16,051,267
COLLATERALIZED MORTGAGE OBLIGATIONS — 19.1%
	American Home Mortgage Investment Trust:
2,405,931	5.294% due 6/25/45(a)(b)	2,028,261
2,551,359	2.773% due 11/25/45(a)(b)	1,931,955
	Banc of America Funding Corp.:
820,446	4.105% due 3/20/35(a)(b)	815,366
1,717,601	2.652% due 5/20/36(a)(b)	1,362,677
2,736,032	5.829% due 6/20/36(a)(b)	2,518,732
	Banc of America Mortgage Securities:
176,609	7.522% due 9/25/32(a)(b)	176,301
832,385	5.704% due 4/25/33(a)(b)	829,869
2,055,310	4.000% due 4/25/34(a)	2,050,392
871,957	5.057% due 6/25/34(a)(b)	859,793
891,035	Bayview Commercial Asset Trust, 2.833% due 8/25/35(a)(b)(c)	828,707
737,872	Bear Stearns Alt-A Trust, 5.194% due 9/25/34(a)(b)	655,924
1,904,149	CBA Commercial Small Balance Commercial Mortgage, 2.733% due 6/25/38(a)(b)(c)(e)	1,360,267
	Countrywide Alternative Loan Trust:
2,541,735	2.863% due 11/20/35(a)(b)	1,479,859
766,747	2.793% due 11/25/35(a)(b)	594,208
2,211,935	2.673% due 7/25/46(a)(b)	1,550,172
483,310	Countrywide Asset-Backed Certificates, 2.763% due 7/25/35(a)(b)	449,711
	Countrywide Home Loans:
2,371,329	4.000% due 3/25/33(a)	2,268,700
141,092	6.366% due 11/19/33(a)(b)	140,706
	Countrywide Home Loan, Mortgage Pass-Through Trust:
1,004,151	4.921% due 11/25/34(a)(b)	924,789
323,625	Whole Loan, 6.816% due 3/25/33(a)(b)	323,153
800,995	CS First Boston Mortgage Securities Corp., 4.598% due 6/25/34(a)(b)	793,344
557,730	Downey Savings and Loan Association Mortgage Loan Trust, 2.733% due 3/19/45(a)(b)	437,607
	Federal Home Loan Mortgage Corp. (FHLMC):
304,579	4.500% due 4/15/32(a)	267,545

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2008

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

$348,351	Structured Pass Through Securities, 6.500% due 9/25/43(a)(b)	$353,745
1,609,404	Federal National Mortgage Association (FNMA), 6.034% due 4/25/45(a)(b)(e)	1,588,192
2,230,404	First Horizon Mortgage Pass-Through Trust, 6.434% due 2/25/35(a)(b)	2,119,091
771,805	Greenpoint Mortgage Funding Trust, 2.713% due 9/25/35(a)(b)	544,767
1,757,685	GSMPS Mortgage Loan Trust, 2.833% due 9/25/35(a)(b)(c)	1,501,176
683,178	Indymac Index Mortgage Loan Trust, 2.843% due 1/25/35(a)(b)	568,266
566,407	JP Morgan Mortgage Trust, 3.757% due 11/25/33(a)(b)	557,862
2,142,137	Luminent Mortgage Trust, 2.683% due 2/25/46(a)(b)	1,540,290
	MASTR:
305,805	Adjustable Rate Mortgages Trust, 6.847% due 12/25/33(a)(b)	299,501
	Asset Securitization Trust:
330,153	4.375% due 5/25/33(a)	300,521
949,968	5.000% due 2/25/34(a)	934,808
	Merrill Lynch Mortgage Investors Inc.:
1,864,720	5.378% due 3/25/33(a)(b)	1,774,766
137,782	7.231% due 9/25/33(a)(b)	137,101
1,461,183	New York Mortgage Trust Inc., 2.813% due 8/25/35(a)(b)	1,375,515
1,374,535	Nomura Asset Acceptance Corp., 4.889% due 12/25/34(a)(b)	1,261,843
	Structured Adjustable Rate Mortgage Loan Trust:
786,695	5.358% due 1/25/35(a)(b)	768,484
990,329	5.060% due 7/25/35(a)(b)	823,446
	Structured ARM Loan Trust:
538,198	3.640% due 4/25/34(a)(b)	513,899
518,710	2.753% due 6/25/34(a)(b)	473,407
915,348	6.729% due 3/25/35(a)(b)	731,275
	Structured Asset Securities Corp.:
2,384,698	6.500% due 3/25/32(a)	2,281,016
228,447	6.137% due 5/25/32(a)(b)	226,100
275,936	6.160% due 6/25/32(a)(b)	273,495
378,283	6.793% due 8/25/32(a)(b)	377,198
1,610,391	4.260% due 3/25/34(a)(b)	1,578,396
144,141	5.442% due 5/25/34(a)(b)	120,908
1,581,608	6.335% due 6/25/35(a)(b)(c)	1,457,891
	Washington Mutual Inc.:
718,744	2.773% due 7/25/45(a)(b)	578,383
863,456	2.803% due 7/25/45(a)(b)	686,091
673,281	Washington Mutual Mortgage Pass-Through Certificates, Whole Loan, 4.565% due 6/25/33(a)(b)	656,395

See Notes to Financial Statements.

10	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

$2,040,060	Washington Mutual Pass-Through Certificates, 2.763% due 11/25/45(a)(b)	$1,545,877
	Wells Fargo Mortgage Backed Securities Trust:
638,176	6.357% due 7/25/34(a)(b)	520,275
489,928	PAC, 4.500% due 6/25/33(a)	488,827
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $61,494,238)	53,606,845
MORTGAGE-BACKED SECURITIES — 16.5%
	FNMA — 16.5%
	Federal National Mortgage Association (FNMA):
34,959	5.060% due 5/1/32(a)(b)	35,194
131,529	6.660% due 8/1/32(a)(b)	133,196
493,997	6.462% due 12/1/32(a)(b)	497,774
669,322	5.810% due 1/1/33(a)(b)	677,015
1,694,825	4.509% due 6/1/33(a)(b)	1,719,020
1,798,383	3.922% due 5/1/34(a)(b)	1,813,497
2,867,261	4.038% due 5/1/35(a)(b)	2,863,886
168,374	6.000% due 10/1/37(a)	170,097
35,650,000	5.000% due 7/14/38 - 8/13/38(g)	34,139,087
4,000,000	6.000% due 7/14/38(g)	4,035,624
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $46,181,550)	46,084,390
SOVEREIGN BOND — 0.1%
	Russia — 0.1%
216,700	Russian Federation, 7.500% due 3/31/30(a)(c) (Cost — $232,569)	243,360
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 22.7%
	U.S. Government Agencies — 19.4%
	Federal Home Loan Bank (FHLB):
14,000,000	2.528% due 1/8/09(a)(b)	13,998,404
6,000,000	5.000% due 2/20/09(a)	6,083,334
	Federal Home Loan Mortgage Corp. (FHLMC):
6,000,000	4.750% due 3/5/09(a)	6,078,276
15,300,000	2.665% due 10/19/09(a)(b)	15,301,821
5,000,000	Medium-Term Notes, 3.250% due 7/11/08(a)	5,000,925
710,000	Notes, 5.125% due 8/23/10(a)	737,471
	Federal National Mortgage Association (FNMA):
6,000,000	Notes, 5.000% due 9/15/08(a)	6,033,666
1,217,476	Six Month LIBOR, 5.035% due 4/1/33(a)(b)	1,229,868
	Total U.S. Government Agencies	54,463,765

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	11

Schedule of investments (unaudited) continued

June 30, 2008

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 3.3%
	U.S. Treasury Notes:
$200,000	3.125% due 9/15/08(a)(h)	$200,594
7,620,000	4.500% due 9/30/11(a)	7,966,473
1,000,000	4.625% due 10/31/11(a)	1,049,922
	Total U.S. Government Obligations	9,216,989
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $63,028,251)	63,680,754
SHARES
PREFERRED STOCKS — 0.5%
FINANCIALS — 0.5%
	Thrifts & Mortgage Finance — 0.5%
31,375	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(a)(b)	762,413
22,400	Federal National Mortgage Association (FNMA), 8.250%(a)	514,080
	TOTAL PREFERRED STOCKS (Cost — $1,344,375)	1,276,493
CONTRACTS
PURCHASED OPTION — 0.0%
16	Eurodollar Futures, Call @ $97.00, expires 9/15/08(a) (Cost — $5,080)	8,200
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $303,196,483)	282,739,538
FACE AMOUNT
SHORT-TERM INVESTMENTS — 11.8%
	U.S. Government Agencies — 5.4%
$13,800,000	Federal Home Loan Bank (FHLB), Discount Notes, 2.123% due 10/24/08(a)(i)	13,694,416
1,491,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.691% - 2.481% due 12/15/08(a)(h)(i)	1,473,812
	Total U.S. Government Agencies (Cost — $15,183,940)	15,168,228
	Repurchase Agreement — 6.4%
17,838,000	Morgan Stanley tri-party repurchase agreement dated 6/30/08, 2.400% due 7/1/08; Proceeds at maturity — $17,839,189; (Fully collateralized by U.S. government agency obligation, 2.576% due 12/30/08; Market value — $18,287,880)(a) (Cost — $17,838,000)	17,838,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $33,021,940)	33,006,228
	TOTAL INVESTMENTS — 112.7% (Cost — $336,218,423#)	315,745,766
	Liabilities in Excess of Other Assets — (12.7)%	(35,623,160)
	TOTAL NET ASSETS — 100.0%	$280,122,606

See Notes to Financial Statements.

12	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

(a)	All or a portion of this security is segregated for open futures contracts, to-be-announced (“TBA”) securities, written options and swap contracts.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(f)	Illiquid security.

(g)	This security is traded on a TBA basis (See Note 1).

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
GSAMP	—Goldman Sachs Mortgage Corp.
LIBOR	—London Interbank Offered Rate
MASTR	—Mortgage Asset Securitization Transactions Inc.
PAC	—Planned Amortization Class

SCHEDULE OF OPTIONS WRITTEN
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
16	Eurodollar Futures, Put	9/15/08	$96.63	$2,000
31	Eurodollar Futures, Put	3/16/09	97.50	73,431
38	U.S. Treasury Notes 5 Year Futures, Call	8/22/08	114.00	5,641
11	U.S. Treasury Notes 5 Year Futures, Put	8/22/08	107.50	1,891
49	U.S. Treasury Notes 5 Year Futures, Put	8/22/08	108.00	11,867
	TOTAL OPTIONS WRITTEN (Premiums received — $64,263)			$94,830

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2008

ASSETS:
Investments, at value (Cost — $336,218,423)	$315,745,766
Cash	466
Receivable for securities sold	10,251,125
Dividends and interest receivable	2,515,052
Unrealized appreciation on swaps	747,216
Receivable for Fund shares sold	147,107
Receivable from broker — variation margin on open futures contracts	57,040
Interest receivable on open swap contracts	198
Prepaid expenses	18,517
Total Assets	329,482,487
LIABILITIES:
Payable for securities purchased	48,681,928
Payable for Fund shares repurchased	245,981
Investment management fee payable	103,778
Options written, at value (premium received $64,263)	94,830
Premium paid for open swaps	56,088
Distribution fees payable	20,490
Unrealized depreciation on swaps	19,280
Distributions payable	17,465
Trustees’ fees payable	15,686
Accrued expenses	104,355
Total Liabilities	49,359,881
TOTAL NET ASSETS	$280,122,606
NET ASSETS:
Par value (Note 7)	$741
Paid-in capital in excess of par value	315,605,191
Overdistributed net investment income	(170,232)
Accumulated net realized loss on investments, futures contracts, options written and swap contracts	(15,021,850)
Net unrealized depreciation on investments, futures contracts, options written and swap contracts	(20,291,244)
TOTAL NET ASSETS	$280,122,606

See Notes to Financial Statements.

14	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

Shares Outstanding:
Class A	13,000,136
Class B	441,989
Class C	1,437,838
Class I	59,247,623
Net Asset Value:
Class A (and redemption price)	$3.78
Class B1	$3.78
Class C (and redemption price)	$3.78
Class I (and redemption price)	$3.78
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.87

[1]	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 3).

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2008

INVESTMENT INCOME:
Interest	$6,965,162
Dividends	63,256
Total Investment Income	7,028,418
EXPENSES:
Investment management fee (Note 3)	622,813
Distribution fees (Notes 3 and 5)	95,729
Transfer agent fees (Note 5)	51,712
Shareholder reports (Note 5)	32,507
Legal fees	19,827
Registration fees	17,285
Audit and tax	12,705
Insurance	9,922
Trustees’ fees	3,825
Custody fees	3,436
Miscellaneous expenses	5,387
Total Expenses	875,148
Less: Fee waivers and/or expense reimbursements (Note 3)	(5,808)
Fees paid indirectly (Note 1)	(134)
Net Expenses	869,206
NET INVESTMENT INCOME	6,159,212
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND SWAP CONTRACTS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,790,866)
Futures contracts	(1,133,955)
Options written	182,098
Swap contracts	6,396
Net Realized Loss	(3,736,327)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(11,018,652)
Futures contracts	(726,763)
Options written	107,764
Swap contracts	727,936
Change in Net Unrealized Appreciation/Depreciation	(10,909,715)
Net Loss on Investments, Futures Contracts, Options Written and Swap Contracts	(14,646,042)
DECREASE IN NET ASSETS FROM OPERATIONS	$(8,486,830)

See Notes to Financial Statements.

16	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$6,159,212	$16,842,033
Net realized loss	(3,736,327)	(135,884)
Change in net unrealized appreciation/depreciation	(10,909,715)	(10,631,954)
Increase (Decrease) in Net Assets From Operations	(8,486,830)	6,074,195
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(6,344,262)	(17,414,180)
Decrease in Net Assets From Distributions to Shareholders	(6,344,262)	(17,414,180)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	44,096,815	106,605,513
Reinvestment of distributions	6,220,095	10,022,951
Cost of shares repurchased	(34,018,230)	(210,953,342)
Increase (Decrease) in Net Assets From Fund Share Transactions	16,298,680	(94,324,878)
INCREASE (DECREASE) IN NET ASSETS	1,467,588	(105,664,863)
NET ASSETS:
Beginning of period	278,655,018	384,319,881
End of period*	$280,122,606	$278,655,018
* Includes (overdistributed)/undistributed net investment income of:	$(170,232)	$14,818

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	17

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.98	$4.13	$4.14	$4.20	$4.25	$4.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.08	0.19	0.14	0.11	0.10	0.10
Net realized and unrealized gain (loss)	(0.20)	(0.15)	0.02	(0.05)	(0.04)	(0.01)
Total income (loss) from operations	(0.12)	0.04	0.16	0.06	0.06	0.09
LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.19)	(0.17)	(0.12)	(0.11)	(0.12)
Total distributions	(0.08)	(0.19)	(0.17)	(0.12)	(0.11)	(0.12)
NET ASSET VALUE, END OF PERIOD	$3.78	$3.98	$4.13	$4.14	$4.20	$4.25
Total return[4]	(3.01)%	1.00%	3.98%	1.44%	1.45%	2.16%
NET ASSETS, END OF PERIOD (MILLIONS)	$49	$58	$70	$83	$91	$91
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.00%[5]	0.90%	0.86%[6]	0.88%	0.88%	0.87%
Net expenses	1.00 [5,7,8]	0.90 [7]	0.84 [6,8]	0.88	0.88 [8]	0.87
Net investment income	4.08 [5]	4.54	3.52	2.72	2.32	2.44
PORTFOLIO TURNOVER RATE	31%[9]	81%[9]	124%[9]	49%	34%[9]	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.83%, respectively.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 164% for the six months ended June 30, 2008 and 372%, 270% and 51% for the years ended December 31, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

18	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.98	$4.13	$4.14	$4.19	$4.25	$4.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.16	0.12	0.09	0.08	0.07
Net realized and unrealized gain (loss)	(0.20)	(0.14)	0.02	(0.04)	(0.05)	0.02
Total income (loss) from operations	(0.13)	0.02	0.14	0.05	0.03	0.09
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.17)	(0.15)	(0.10)	(0.09)	(0.10)
Total distributions	(0.07)	(0.17)	(0.15)	(0.10)	(0.09)	(0.10)
NET ASSET VALUE, END OF PERIOD	$3.78	$3.98	$4.13	$4.14	$4.19	$4.25
Total return[5]	(3.28)%	0.45%	3.39%	1.16%	0.71%	2.04%
NET ASSETS, END OF PERIOD (MILLIONS)	$2	$2	$3	$4	$6	$3
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.55%[6]	1.45%	1.42%[7]	1.40%	1.39%	1.42%[6]
Net expenses	1.55 [6,8]	1.45 [8]	1.41 [7,9]	1.40	1.38 [9]	1.42 [6]
Net investment income	3.54 [6]	3.97	2.95	2.19	1.80	1.84 [6]
PORTFOLIO TURNOVER RATE	31%[10]	81%[10]	124%[10]	49%	34%[10]	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	For the period January 13, 2003 (inception date) to December 31, 2003.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 164% for the six months ended June 30, 2008 and 372%, 270% and 51% for the years ended December 31, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.99	$4.14	$4.15	$4.20	$4.26	$4.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.07	0.16	0.12	0.09	0.08	0.08
Net realized and unrealized gain (loss)	(0.21)	(0.14)	0.02	(0.04)	(0.05)	0.00 [4]
Total income (loss) from operations	(0.14)	0.02	0.14	0.05	0.03	0.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.17)	(0.15)	(0.10)	(0.09)	(0.10)
Total distributions	(0.07)	(0.17)	(0.15)	(0.10)	(0.09)	(0.10)
NET ASSET VALUE, END OF PERIOD	$3.78	$3.99	$4.14	$4.15	$4.20	$4.26
Total return[5]	(3.54)%	0.34%	3.39%	1.14%	0.67%	1.88%
NET ASSETS, END OF PERIOD (MILLIONS)	$5	$7	$9	$13	$24	$26
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.60%[6]	1.56%	1.46%[7]	1.41%	1.41%	1.39%
Net expenses	1.60 [6,8]	1.56 [8]	1.42 [7,9]	1.41	1.41 [9]	1.39
Net investment income	3.48 [6]	3.86	2.92	2.15	1.77	1.85
PORTFOLIO TURNOVER RATE	31%[10]	81%[10]	124%[10]	49%	34%[10]	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.41%, respectively.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 164% for the six months ended June 30, 2008 and 372%, 270% and 51% for the years ended December 31, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

20	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]	2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$3.99	$4.13	$4.14	$4.20	$4.26	$4.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.09	0.20	0.16	0.13	0.11	0.12
Net realized and unrealized gain (loss)	(0.21)	(0.13)	0.02	(0.05)	(0.04)	(0.00)[4]
Total income (loss) from operations	(0.12)	0.07	0.18	0.08	0.07	0.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.21)	(0.19)	(0.14)	(0.13)	(0.14)
Total distributions	(0.09)	(0.21)	(0.19)	(0.14)	(0.13)	(0.14)
NET ASSET VALUE, END OF PERIOD	$3.78	$3.99	$4.13	$4.14	$4.20	$4.26
Total return[5]	(3.02)%	1.63%	4.34%	1.83%	1.61%	2.78%
NET ASSETS, END OF PERIOD (MILLIONS)	$224	$212	$302	$256	$251	$201
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.50%[6]	0.52%	0.50%[7]	0.50%	0.49%	0.50%
Net expenses	0.50 [6,8]	0.52 [8]	0.49 [7,9]	0.50	0.49 [9]	0.50
Net investment income	4.58 [6]	4.89	3.87	3.09	2.69	2.79
PORTFOLIO TURNOVER RATE	31%[10]	81%[10]	124%[10]	49%	34%[10]	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 164% for the six months ended June 30, 2008 and 372%, 270% and 51% for the years ended December 31, 2007, 2006 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Short-Term Investment Grade Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge against the economic impact of adverse changes in the market value of portfolio securities due to change in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could

22	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(g) Credit default swap contracts. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign

24	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Credit and market risk. Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(j) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(m) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

26	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JUNE 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$315,745,766	$1,284,693	$314,461,073	—
Other financial instruments*	181,413	(546,523)	727,936	—
Total	$315,927,179	$738,170	$315,189,009	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2008, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$1,000	$0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of June 30, 2008, the Fund had accrued $11,301 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

28	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

4. Investments

During the six months ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$23,193,138	$73,094,064
Sales	36,657,629	54,795,936

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,909,142
Gross unrealized depreciation	(22,381,799)
Net unrealized depreciation	$(20,472,657)

At June 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Eurodollar	280	3/09	$68,034,775	$67,676,000	$(358,775)
Eurodollar	956	6/09	230,994,468	230,563,300	(431,168)
Eurodollar	35	9/09	8,398,688	8,418,813	20,125
U.S. 2-Year Treasury Notes	385	9/08	81,062,613	81,313,204	250,591
U.S. 5-Year Treasury Notes	77	9/08	8,529,721	8,512,711	(17,010)
					$(536,237)
Contracts to Sell:
Eurodollar	72	6/11	17,118,228	17,140,500	$(22,272)
U.S. 10-Year Treasury Notes	355	9/08	40,484,819	40,442,266	42,553
					$20,281
Net unrealized loss on open futures contracts					$(515,956)

During the six months ended June 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written, outstanding December 31, 2007	188	$118,294
Options written	418	185,179
Options closed	(461)	(239,210)
Options expired	—	—
Options written, outstanding June 30, 2008	145	$64,263

At June 30, 2008, the Fund held TBA securities with a total cost of $38,281,574.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

At June 30, 2008, the Fund held the following interest rate swap contract:

Swap Counterparty:	Barclays Capital Inc.
Notional Amount:	$19,630,000
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Payments Made by Fund:	Fixed Rate 4.250%
Termination Date:	9/17/18
Unrealized Appreciation:	$747,216

At June 30, 2008, the Fund held the following credit default swap contract:

Swap Counterparty:	Credit Suisse First Boston Inc.
Referenced Entity:	ABX
Notional Amount:	$1,100,000
Payments Received by Fund:	0.180% monthly
Payments Made by Fund:	Payment only if credit event occurs
Termination Date:	7/25/45
Unrealized Depreciation:	$(19,280)

At June 30, 2008, the Fund had total unrealized appreciation of $727,936 from swap contracts.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A1	$66,861	$50,529	$20,326
Class B	7,220	340	2,564
Class C	21,648	777	9,262
Class I	—	66	355
Total	$95,729	$51,712	$32,507

[1]

LMIS has agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the Distribution Plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS in performing their services under the Distribution Plan. During the period ended June 30, 2008, LMIS reimbursed $5,808 to the Fund.

30	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

6. Distributions to shareholders by class

	SIX MONTHS ENDED JUNE 30, 2008	YEAR ENDED DECEMBER 31, 2007
Net Investment Income:
Class A	$1,128,888	$3,086,136
Class B	35,384	112,287
Class C	104,528	317,645
Class I	5,075,462	13,898,112
Total	$6,344,262	$17,414,180

7. Shares of beneficial interest

At June 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 2 billion shares of capital stock authorized with a par value of $0.01 per share.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	471,894	$1,836,011	1,834,968	$7,508,139
Shares issued on reinvestment	268,006	1,040,764	694,160	2,835,556
Shares repurchased	(2,221,752)	(8,636,536)	(5,098,478)	(20,804,168)
Net decrease	(1,481,852)	$(5,759,761)	(2,569,350)	$(10,460,473)
Class B
Shares sold	33,551	$131,308	80,258	$328,451
Shares issued on reinvestment	6,829	26,571	20,609	84,187
Shares repurchased	(148,981)	(581,393)	(395,329)	(1,621,625)
Net decrease	(108,601)	$(423,514)	(294,462)	$(1,208,987)
Class C
Shares sold	114,169	$442,173	389,549	$1,604,706
Shares issued on reinvestment	19,822	77,114	57,196	234,107
Shares repurchased	(327,061)	(1,284,661)	(974,986)	(3,997,273)
Net decrease	(193,070)	$(765,374)	(528,241)	$(2,158,460)

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED JUNE 30, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	10,684,392	$41,687,323	23,688,205	$97,164,217
Shares issued on reinvestment	1,308,118	5,075,646	1,694,833	6,869,101
Shares repurchased	(5,995,623)	(23,515,640)	(45,069,451)	(184,530,276)
Net increase (decrease)	5,996,887	$23,247,329	(19,686,413)	$(80,496,958)

8. Capital loss carryforward

On December 31, 2007, the Fund had a net capital loss carryforward of approximately $10,320,178, of which $800,922 expires in 2008, $1,003,745 expires in 2012, $1,462,683 expires in 2013, $6,746,682 expires in 2014 and $306,146 expires in 2015. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform

32	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

34	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting

Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

13. Subsequent event

Effective September 2, 2008, the Fund’s name will change to Legg Mason Partners Short-Term Bond Fund. The Fund’s investment objective and investment strategy will not change.

36	Legg Mason Partners Short-Term Investment Grade Bond Fund 2008 Semi-Annual Report

Legg Mason Partners Short-Term Investment
Grade Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing
(formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Short-Term Investment Grade Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Legg Mason Partners Short-Term Investment Grade Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	In the Pensions & Investments May 27, 2008 ranking, Legg Mason is the 9th largest asset manager in the world based on worldwide assets under management as of December 31, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0632 8/08 SR08-636

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a - 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a - 3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 28, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	August 28, 2008